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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 30, 1997



                         CARRAMERICA REALTY CORPORATION
             (Exact name of registrant as specified in its charter)


          Maryland                      1-11706               52-1796339
          --------                      -------               ----------
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                 File No.)           Identification No.)


1700 Pennsylvania Avenue, N.W., Washington, D.C.                  20006
------------------------------------------------                  -----
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (202) 624-7500


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                                    FORM 8-K

Item 1:  Change in Control of Registrant

         Not applicable.

Item 2:  Acquisition or Disposition of Assets

         Not applicable.

Item 3:  Bankruptcy or Receivership

         Not applicable.

Item 4:  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5:  Other events.

                  On October 30, 1997, CarrAmerica Realty Corporation (the "Company") entered into an Underwriting Agreement and related Terms Agreement with Goldman, Sachs & Co., Legg Mason Wood Walker, Incorporated, J.P. Morgan Securities Inc., PaineWebber Incorporated, Prudential Securities Incorporated and Smith Barney Inc. relating to the issuance and sale by the Company of 6,000,000 depositary shares (the "Depositary Shares"), each such share representing a 1/10 fractional interest in a share of Series C Cumulative Redeemable Preferred Stock, par value $.01 per share, of the Company. In connection therewith, the Company granted to the Underwriters (as defined in the above-described Terms Agreement) an option to purchase an additional 90,000 Depositary Shares to cover over-allotments, if any. The Depositary Shares were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (No. 333-22353).

Item 6:  Resignations of Registrant's Directors

         Not applicable.

Item 7:  Financial Statements and Exhibits

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits


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Exhibit
Number         Exhibit
------         -------

 1.1 Terms Agreement dated October 30, 1997, together with related Underwriting Agreement dated October 30, 1997

 4.1 Articles Supplementary relating to Series C Cumulative Redeemable Preferred Stock of the Company

 4.2 Deposit Agreement dated as of October 30, 1997 among the Company, BankBoston, N.A., as Depositary, and the holders from time to time of the depositary receipts described therein relating to Series C Cumulative Redeemable Preferred Stock

 5.1 Opinion of Hogan & Hartson L.L.P. dated November 6, 1997 as to the validity of the securities

Item 8:  Change in Fiscal Year

         Not applicable.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  November 6, 1997                       CARRAMERICA REALTY CORPORATION



                                              By: /s/ BRIAN K. FIELDS
                                                  ---------------------------
                                                  Brian K. Fields
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit
Number         Exhibit
------         -------

 1.1 Terms Agreement dated October 30, 1997, together with related Underwriting Agreement dated October 30, 1997

 4.1 Articles Supplementary relating to Series C Cumulative Redeemable Preferred Stock of the Company

 4.2 Deposit Agreement dated as of October 30, 1997 among the Company, BankBoston, N.A., as Depositary, and the holders from time to time of the depositary receipts described therein relating to Series C Cumulative Redeemable Preferred Stock

 5.1 Opinion of Hogan & Hartson L.L.P. dated November 6, 1997 as to the validity of the securities